THE WORLD FUNDS, INC.

                                 New Market Fund

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]




                        Prospectus dated January 3, 2005




This prospectus describes the New Market Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock. The Fund currently offers three classes of shares, two of which, Class A Shares and Class C Shares, are offered by this prospectus.
















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                                TABLE OF CONTENTS

                                                           PAGE

Risk/Return Summary..........................................1
Performance Information......................................1
Fees and Expenses............................................3
Objective and Strategies.....................................4
Risks........................................................5
Management...................................................5
Shareholder Information......................................6
Purchasing Shares............................................7
Redeeming Shares.............................................8
Additional Information.......................................9
Distributions and Taxes.....................................11
Distribution Arrangements...................................12
Financial Highlights........................................16
More Information....................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective -- Long-term growth of capital.

Principal Investment Strategies -- Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risk -- The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money. There is no assurance that the adviser will achieve the Fund's objective.

The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile -- You may want to invest in the Fund if you are seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance Information -- The bar chart and performance table show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The returns shown below are for Class A Shares of the Fund. Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear difference expenses. The bar chart shows how the performance of the Class A Shares of the Fund has varied from year to year. The bar chart figures do not include any sales charges that an investor will pay when they buy or sell Class A Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund's Class A Shares for the periods ended December 31, 2003 to the Lipper Large Cap Value Index. Keep in mind that past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

[bar chart goes here]

1999     (1.72%)
2000      5.61%
2001      1.08%
2002    (12.08%)
2003     23.64%
2004     15.19%

[end bar chart]

                                [OBJECT OMITTED]

During the periods shown in the bar chart, the highest return for a calendar quarter was 14.30% (quarter ending 6/30/03) and the lowest return for a calendar quarter was (9.84%)(quarter ending 09/30/01).

                                  Average Annual Total Return
                          (for the periods ending December 31, 2003)

                                                       Since
                                   One       Five    Inception
                                  Year       Years   (10/1/98)

Class A Shares
Return Before Taxes(1)             8.57%      4.73%     5.96%
Return After Taxes
   on Distributions(1)             8.57%      4.73%     5.96%
Return After Taxes
   on Distributions and
     Sale of Fund Shares(1)        5.57%      4.07%     5.18%
Class C Shares(2)                 12.89%      5.98%     6.97%
----------------------------
Lipper Large Cap Value Index(3)   12.00%      1.42%     4.08%

(1) After tax returns are shown for Class A Shares only. After tax returns for Class C shares will be different. After tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns show are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or in retirement accounts.

(2) These returns represent the performance of the Class A Shares but they have been restated to include the effect of the 2.00% deferred sales charge payable on redemptions of Class C Shares. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. Had the performance of the Class A Shares of the Fund been restated to reflect these distribution and service fees, the average annual total returns would have been lower.

(3) Lipper Large Cap Value Index is an unmanaged index. The Lipper Large Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends, of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The index is not adjusted to reflect deductions for fees, expenses or taxes that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The maximum transaction costs and total annual expenses associated with investing in shares of the Fund are described in the table below and are further explained in the example that follows:

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Shareholder Transaction Fees  (fees paid   directly   from your
investment)
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                                              Class A    Class C
                                              Shares     Shares
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Maximum Sales Charge (Load Imposed on         5.75%      None
Purchases(1)
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Maximum Deferred Sales Charge (Load)(2)       2.00%      2.00%
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Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Distributions        None       None
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Redemption Fees(3)                            None       None
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Exchange Fees(4)                              None       None
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Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)
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Advisory Fee(5)                               0.75%      0.75%
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Distribution (12b-1) and Service Fees(6)      0.25%      1.00%
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Other Expenses                                2.14%      1.63%
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Total Annual Fund Operating Expenses          3.14%      3.38%
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Fee Waiver and/or Expenses Reimbursements(7)  1.65%      1.14%
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Net Expenses                                  1.49%      2.24%
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(1)  As a percentage of the offering price.
(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within three hundred sixty (360) days of purchase. A deferred sales charge of 2.00% is imposed on the proceeds of Class C Shares redeemed within two (2) years. The charge is a percentage of the net asset value at the time of purchase.
(3)  Your account may be charged $10 for a telephone redemption.
(4)  Your account may be charged $10 for a telephone exchange.
(5) The London Company of Virginia (the "Adviser") has voluntarily reduced it advisory fee from 1.00% to 0.75% effective January 1, 2004.
(6) The Fund has a Distribution and Service Plan (the "12b-1 Plan") for its Class A and Class C shares. The 12b-1 Plan may pay a maximum distribution fee of 0.50% for Class A Shares and 1.00% (0.75% for distribution expenses and 0.25% for shareholder services) for Class C Shares.
(7) In the interest of limiting expenses of the Fund, the Adviser and Commonwealth Shareholder Services, Inc. (the "Administrator" and collectively as the "Service Providers") have entered into contractual expense limitation agreements with the Company. Pursuant to the agreements, the Service Providers have agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares and Class C Shares is limited to 1.49% and 2.24%, respectively, until August 31, 2007.

Example:

The following expense examples show the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the examples are for comparison only.

Based on these assumptions, your costs would be:


                      1 Year(1)  3 Years    5 Years  10 Years
                      ---------  -------    -------  --------

Class A Shares          $718     $1,019     $1,688    $3,471
Class C Shares(2)         427      3,448        740     1,483

(1) The cost shown for the first year reflects the cap imposed by the expense limitation agreement.

(2) With respect to Class C Shares, the above examples assume payment of the applicable sales charge at the time of redemption. If you hold Class C Shares, and you did not sell your shares during the periods indicated, your costs would be $227 for the one year period.

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk -- The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Small Companies Risk -- The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-diversification -- The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Temporary Defensive Positions -- When the Fund's Adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

                                   MANAGEMENT

The Company -- The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an adviser to manage all aspects of the investments of the Fund.

Adviser -- The London Company of Virginia, One James Center, Suite 1501, Richmond, Virginia 23219, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate equal of 0.75% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2004, the Adviser received fees from the Fund at the annual rate of 0.75% of the Fund's average daily net assets. However, the Service Providers waived fees so that the ratio of total operating expenses for Class A Shares and Class C Shares of the Fund did not exceed 1.49% and 2.24%, respectively.

In the interest of limiting expenses of the Fund's Class A and Class C shares, the Service Providers have entered into contractual expense limitation agreements with the Company. Pursuant to the agreements, the Service Providers have agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A Shares and Class C Shares is limited to 1.49% and 2.24%, respectively, until August 31, 2007. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Portfolio Manager -- Since the Fund's commencement of investment operations on October 1, 1998, Mr. Stephen Goddard has been principally responsible for the portfolio management of the Fund. Mr. Goddard, who controls the Adviser, has been President of the Adviser since its founding and has been active in the investment field professionally for more than sixteen years.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to the Fund's Class A or Class C shares, subtracting any liabilities attributable to the applicable class of shares and then dividing by the total number of the applicable classes' shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the various classes may vary.

If a security or securities that the Fund owns are traded when the NYSE is closed (for example in an after-hours market) the value of the Fund's assets may be affected on days when the Fund is not open for business. In addition, trading in some of the Fund's assets may not occur on days when the Fund is open for business.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

                                PURCHASING SHARES

Minimum Investments -- The minimum initial investment in each class of shares of the Fund is $1,000. Additional investments in each class of shares of the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

Share Class Alternatives -- The Fund offers investors three different classes of shares, two of which, Class A and Class C shares, are offered by this prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. For additional details about share class alternatives see "Distribution Arrangements".

Share Transactions -- You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program -- Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;
o     Date of birth (for individuals);
o Residential or business street address (although post office boxes are still permitted for mailing); and
o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Public Offering Price -- When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form. The public offering price is equal to the Fund's NAV plus an initial sales charge, if any. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

Investing By Mail -- For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. ("FSI" or the "Transfer Agent") at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 232352, together with a check made payable to the Fund. Please be sure to specify which class of shares you wish to invest in. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire -- You may purchase shares by requesting your bank to transmit funds by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable deferred sales charge. You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Except under certain emergency conditions, we will send your redemption proceeds to you within 7 calendar days after the Transfer Agent receives your redemption request in proper form. During unusual market conditions, the Fund may suspend redemptions or postpone the payment of redemption proceeds, to the extent permitted under the Federal securities laws. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If you purchase your shares by check, the Fund may delay sending the proceeds from your redemption request until your check has cleared. This could take up to 15 calendar days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

The Fund cannot accept requests that specify a certain date for redemption or which specify any other special conditions. Please call (800) 527-9525 for further information regarding redemptions.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Redemption by Mail -- To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed properly in order to avoid any processing delays.

Redemption by Telephone -- You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption by Wire -- If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees -- To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares or dollar amount being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form -- Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts -- Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Automatic Investment Plan -- Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privileges -- You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won't pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you'll pay a deferred sales charge based on the date you bought the original shares you exchanged.

Modification or Termination -- Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

General -- The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Shareholder Communications -- The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions -- Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes -- In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 30% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares are subject to a front-end sales charge, a distribution and service fee and a deferred sales charge of 2.00% on Class A Shares redeemed within three hundred sixty (360) days of purchase and for which no front-end sales charge was paid. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares.


--------------------------------------------------------------
                            Sales Charge as a    Dealer
Amount of Purchase at         Percentage of      Discount
the                                              as
Public Offering                                  Percentage
Price                                            of
                                                 Offering
                                                 Price
--------------------------------------------------------------
--------------------------------------------------------------

                         Net Amount Offering
                                      Price
--------------------------------------------------------------
--------------------------------------------------------------
Less than $50,000        5.75%      6.10%        5.00%
--------------------------------------------------------------
--------------------------------------------------------------
$50,000 but less than    4.50%      4.71%        3.75%
$100,000
--------------------------------------------------------------
--------------------------------------------------------------
$100,000 but less than   3.50%      3.63%        2.75%
$250,000
--------------------------------------------------------------
--------------------------------------------------------------
$250,000 but less than   2.50%      2.56%        2.00%
$500,000
--------------------------------------------------------------
--------------------------------------------------------------
$500,000 but less than   2.00%      2.04%        1.75%
$1,000,000
--------------------------------------------------------------
--------------------------------------------------------------
$1,000,000 or more       1.00%      1.01%        1.00%
--------------------------------------------------------------

If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, we will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

Sales charge reductions and waivers -- To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's transfer agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's transfer agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's transfer agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's transfer agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's Statement of Additional Information for additional details.

You can reduce your initial sales charge in the following ways:

Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement of Intention -- A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Combine with family member -- You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an Individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an Individual or have an Individual named as the beneficiary thereof).

Waiver of Front-End Sales Charges -- Class A Shares

No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2)   exchanges of one fund's shares for those of another fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp., and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Sales Charges -- Class C Shares. Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the Fund. First Dominion Capital Corp. pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. See "Waiver of Deferred Sales Charge -- Class C Shares" below. The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution 12b-1 and Service Fee as described below under "Rule 12b-1Fees".

Waiver Of Deferred Sales Charge -- Class C Shares

The deferred sales charge on Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

Rule 12b-1 Fees -- The Board of Directors have adopted a Distribution and Service Plan for the Fund's Class A and Class C shares (collectively, the "12b-1 Plans"). Pursuant to the 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the distributor. The fee paid to the distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 0.50% for Class A Share expenses and 1.00% for Class C Share expenses. With respect to Class C Shares, 0.75% represents 12b-1 distribution fees and 0.25% represents shareholder servicing fees paid to institutions that have agreements with the distributor to provide such services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations or the period since the Fund began offering a particular class of shares. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.







FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                                 Class A Shares                      Class C Shares

                                                            Years ended August 31,             Year       Period
                                                                                               ended      ended
                                                                                               Aug. 31,   Aug. 31,
                                             2004      2003      2002       2001      2000      2004      2003*
                                             ----      ----      ----       ----      ----      ----      -----

Per Share Operating Performance
Net asset value,
     beginning of period                    $12.15  $10.97     $11.65    $11.71    $11.64     $12.13    $10.93
                                            ------  ------     ------    ------    ------     ------    ------
Income from investment operations--
  Net investment loss                        (0.09)    (0.07)     (0.10)    (0.09)    (0.03)     (0.15)    (0.07)
  Net realized and unrealized gain
   (loss) on investments                      1.61      1.25      (0.58)     0.03      0.10     $ 1.49    $ 1.27
                                              ----      ----      ------     ----      ----     ------    ------
  Total from investment operations            1.52       1.18     (0.68)    (0.06)      0.07      1.34      1.20
                                              ----       ----     ------    ------      ----      ----      ----
Net asset value, end of period              $13.67     $12.15    $10.97    $11.65     $11.71    $13.47    $12.13
                                            ======     ======    ======    ======     ======    ======    ======

Total Return                                12.51%    10.76%     (5.84%)   (0.51%)    0.60%     11.13%    10.98%

Ratios/Supplemental Data
Net assets, end of period (000's)          $9,125    $4,810     $4,758    $5,662    $5,347    $  154      $   13
Ratio to average net assets /(A)(D)(E)/
  Expenses /(B)/                            2.26%/(1)/   2.00%      2.08%     2.07%     1.99%      2.50%     2.50%**
  Expense ratio-net /(C)/                   2.25%/(1)/    1.99%     1.99%     1.99%     1.99%      2.49%     2.49%**
  Net investment loss                      (0.91%)       (0.60%)   (0.80%)   (0.83%)   (0.34%)    (1.66%)   (1.10%)**
Portfolio turnover rate                    18.83%        23.54%     7.09%     8.72%    32.86%     18.83%    23.54%

* Commencement of operations for Class A shares was October 1, 1998; and commencement of operations for Class C shares was May 1, 2003; and
**    Annualized
 /(1)/ Expense ratio includes expenses incurred for acquiring assets that are outside the scope of the expense limitation agreement. Exclusion of these expenses from the expense ratio would result in 0.26% reduction in the expense ratio for the year ended August 31, 2004.
/(A)/ Fee waivers and reimbursements reduced the expense ratio and increased net investment income ratio for Class A shares by 0.88% for the year ended August 31, 2004; 2.62% for the year ended August 31, 2003, 1.71% for the year ended August 31, 2002, 1.54% for the year ended August 31, 2001, and 1.70% for the year ended August 31, 2000.
/(B)/ Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and Reimbursements.
/(C)/ Expense ratio--net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.
/(D)/ Fee waiver and reimbursements reduced the expense ratio and increased net investment income ratio for Class C shares by 0.88% for the year ended August 31, 2004 and 2.62% for the period ended August 31, 2003.
/(E)/ Fee waiver and reimbursements reduced the expense ratio and increased net investment income ratio for Class I shares by 0.88% for the period ended August 31, 2004.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated January 3, 2005, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

      THE WORLD FUNDS, INC.
                       8730 STONY POINT PARKWAY, SUITE 205
                            RICHMOND, VIRGINIA 23235
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION



                       [GRAPHIC OMITTED][GRAPHIC OMITTED]





                                 NEW MARKET FUND
                                 Class A Shares
                                 Class C Shares


                                 January 3, 2005


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the New Market Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 8730 Stone Point Parkway, Suite 205, Richmond, Virginia 23235, or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2004 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2004 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.

Current prospectuses:

o     Class A and Class C shares
o     Institutional Shares

                                TABLE OF CONTENTS


                                                                PAGE

General Information...............................................1
Additional Information About The Fund's Investments...............1
Investment  Objective.............................................1
Strategies  and Risks.............................................1
Investment Programs...............................................1
Investment  Restrictions..........................................5
Management  of the  Company.......................................6
Principal  Securities Holders....................................14
Investment  Adviser and Advisory Agreement.......................15
Management-Related  Services.....................................16
Portfolio  Transactions..........................................17
Portfolio Turnover...............................................18
Capital Stock and Dividends......................................18
Distribution.....................................................19
Plan of Distribution.............................................20
Additional Information about Purchases and Sales.................21
Special Shareholder Services.....................................23
Tax Status.......................................................24
Investment Performance...........................................25
Financial Information............................................29
Appendix A.......................................................30
                             ......

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the prospectus for Class A and Class C shares of the New Market Fund (the "Fund"). The Fund is "non-diversified", as that term is defined in the 1940 Act.

The Fund is a separate investment portfolio or series of the Company. The Fund is authorized to issue three classes of shares: Class A Shares imposing a front-end sales charge up to a maximum of 5.75% and charging a distribution (i.e., 12b-1) fee; Class C Shares, which have no front-end sales charge, a deferred sales charge of 2% if shares are redeemed within two (2) years after purchase, and carrying a higher distribution (i.e., 12b-1) fee than Class A Shares; and Institutional Shares, which have no front-end sales charge, charging a 2% deferred sales charge if shares are redeemed within ninety (90) days of purchase and not charging any 12b-1 fees. Each class of shares are substantially the same as they represent interest in the same portfolio of securities and differ only to the extent that they bear different expenses.

       ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio composed of common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible Securities -- The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants -- The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures -- The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock -- The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in he payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities -- The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts -- American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs.

U.S. Government Securities -- The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.

Municipal Securities -- The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities -- The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which the adviser believes to be of comparable quality. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Ratings Group ("S&P") are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal or interest payments than is the case for higher rated debt obligations.

 Zero Coupon Securities -- The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements -- As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options -- The Fund may write (sell) covered call options, including those that trade in the over-the-counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

Miscellaneous -- The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.


                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions -- The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1) As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer;

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer;

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer;

4)    Buy or sell commodities or commodity contracts;

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding;

6)    Make loans;

7) Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

9) Invest in interests in oil, gas, or other mineral explorations or development programs;

10)   Issue senior securities;

11) Participate on a joint or a joint and several basis in any securities trading account;

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities);

13)   Invest in companies for the purpose of exercising control;

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities; and

15)   Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry), investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and,

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions -- In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1) Invest more than 15% of its net assets in illiquid securities.

2)    Engage in arbitrage transactions.

3) Except with respect to restriction number 5 above, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers -- The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

------------------------------------------------------------------------
Name, Address and    Position(s)Number  Principal            Other
Age                  held with  of      occupation held      directorships
                     Company    funds   during the last      by
                     and tenure in the  five (5) Years       directors
                                Company                      and
                                overseen                     number of
                                                             funds in
                                                             the
                                                             complex
                                                             overseen
------------------------------------------------------------------------
------------------------------------------------------------------------
Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
* John Pasco, III    Chairman,     7    Mr. Pasco is         The World
8730 Stony Point     Director           Treasurer and a      Insurance
Parkway, Suite 205   and                Director of          Trust --
Richmond, Virginia   Treasurer          Commonwealth         1 Fund;
23235                since              Shareholder          and
(58)                 May, 1997          Services, Inc.       Vontobel
                                        ("CSS"), the         Funds,
                                        Company's             Inc.
                                        Administrator,
                                        since 1985;
                                        President and
                                        Director of First
                                        Dominion Capital Corp.
                                        ("FDCC"), the Company's
                                        underwriter;
                                        President and Director
                                        of Fund Services,
                                        Inc., the Company's
                                        Transfer and
                                        Disbursing Agent
                                        since 1987; President
                                        and Treasurer of
                                        Commonwealth Capital
                                        Management, Inc. since
                                        1983 which also
                                        owns an interest in
                                        the investment
                                        adviser to the Third
                                        Millennium Russia
                                        Fund, another fund
                                        of the Company;
                                        President of
                                        Commonwealth Capital
                                        Management, LLC, the
                                        adviser to the
                                        Eastern European
                                        Equity Fund series and
                                        the GenomicsFund series
                                        of the Company;
                                        President and Director
                                        of Commonwealth
                                        Fund Accounting, Inc.,
                                        which provides
                                        bookkeeping services
                                        to the Company; and
                                        Chairman, Trustee and
                                        Treasurer of The
                                        World Insurance Trust,
                                        a registered
                                        investment company,
                                        since May, 2002; and
                                        Chairman, Director
                                        and Treasurer of
                                        Vontobel Funds, Inc.,
                                        a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Pasco is also
                                        a certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Non-Interested Directors:
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.     Director      7    Mr. Boyd is Manager  The World
10808 Hob Nail Court since              of  the Customer     Insurance
Potomac, Maryland    May, 1997          Services Operations  Trust --
20854                                   and Accounting       1 Fund;
(63)                                    Division of  the     Vontobel
                                        Potomac Electric     Funds,
                                        Power Company;       Inc.;
                                        since August,1978;   Satuit
                                        a Trustee of The     Capital
                                        World Insurance      Management
                                        Trust, a registered  Trust --
                                        investment company,  1 Fund;
                                        since May, 2002; a   and Janus
                                        Trustee of Satuit    Advisors
                                        Capital Management   Series
                                        Trust, a registered  Trust --
                                        investment company,  2 Funds
                                        since October,
                                        2002; a Trustee of
                                        Janus Advisors
                                        Series Trust,  a
                                        registered
                                        investment
                                        company, since
                                        September, 2003;
                                        and Director of
                                        Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Boyd is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist     Director      7    Mr. Poist is a       The World
5272 River Road      since              financial and tax    Insurance
Bethesda, Maryland   May, 1997          consultant through   Trust --
20816                                   his firm Management  1 Fund;
(67)                                    Funds Consulting     Vontobel
                                        for Professionals    Funds,
                                        since 1968; a        Inc.; and
                                        Trustee of Satuit    Satuit
                                        Capital Management   Capital
                                        Trust, a registered  Management
                                        investment company,  Trust --
                                        since November,      1 Fund
                                        2003; and a Trustee
                                        of The World
                                        Insurance Trust, a
                                        registered
                                        investment company,
                                        since May,  2002;
                                        and Director of
                                        Vontobel Funds,
                                        Inc.,  a registered
                                        investment company,
                                        since March, 1997.
                                        Mr. Poist is also a
                                        certified public
                                        accountant.
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson    Director      7    Mr. Dickinson is     The World
8704 Berwickshire    since              President of Alfred  Insurance
Drive                May, 1997          J.  Dickinson, Inc.  Trust --
Richmond, Virginia                      Realtors since       1 Fund;
23229                                   April, 1971; a       Vontobel
(56)                                    Trustee of Satuit    Funds,
                                        Capital Management   Inc.; and
                                        Trust, a             Satuit
                                        registered           Capital
                                        investment company,  Management
                                        since November,      Trust --
                                        2003; Trustee of     1 Fund
                                        The World Insurance
                                        Trust,  a
                                        registered
                                        investment company,
                                        since May, 2002;
                                        and Director of
                                        Vontobel Funds,
                                        Inc., a registered
                                        investment company,
                                        since March, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
Officers:
------------------------------------------------------------------------
------------------------------------------------------------------------
F. Byron Parker, Jr.    Secretary N/A   Mr. Parker is           N/A
1500 Forest Avenue,     since           Secretary of CSS
Suite 222               May, 1997       and FDCC since
Richmond, Virginia                      1986; Secretary of
23229                                   The World Insurance
(60)                                    Trust, a registered
                                        investment company,
                                        since May, 2002; and
                                        Secretary of Vontobel
                                        Funds, Inc., a
                                        registered investment
                                        company, since
                                        March, 1997; and
                                        partner in the law firm
                                        Parker and McMakin.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Jane H. Williams   Vice       N/A     Ms. Williams is      N/A
245 Lytton Avenue    President          President of Sand
Suite 250            of the             Hill Advisors, a
Palo Alto,           Company            registered
California 94301     and                investment adviser,
(53)                 President          since August, 2000
                     of the             and was the
                     Sand Hill          Executive Vice
                     Portfolio          President of Sand
                     Manager            Hill Advisors,
                     Fund               since 1982.
                     series
                     since
                     May, 1997.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Leland H. Faust    President  N/A     Mr. Faust is         N/A
One Montgomery       of the             President of CSI
Street               CSI                Capital Management,
Suite 2525           Equity             Inc., a registered
San Francisco,       Fund               investment adviser,
California 94104     series             since 1978.  Mr.
(57)                 since              Faust is also a
                     October,           partner in the law
                     1997               firm Taylor & Faust
                                        since September,
                                        1975.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Stephen Goddard    Vice       NA      Mr. Goddard has      N/A
One James Center     President          been President and
Suite 1501           of the             principal
Richmond, Virginia   Company            shareholder of The
23219                and                London Company, a
(43)                 President          registered
                     of the             investment adviser,
                     New                since its inception
                     Market             and has  been the
                     Fund               portfolio manager
                     series             of the New Market
                     since              Fund series since
                     March,             its inception on
                     2003               October 1, 1998.
                                        Mr. Goddard is also
                                        a director and
                                        shareholder of
                                        Virginia Management
                                        Investment Corporation,
                                        a registered
                                        investment adviser.
                                        Mr. Goddard has
                                        sixteen years
                                        experience in senior
                                        portfolio management,
                                        security analysis
                                        and finance.
------------------------------------------------------------------------
------------------------------------------------------------------------
* John T. Connor,    Vice       N/A     Mr. Connor is        N/A
Jr.                  President          President of Third
1185 Avenue of the   of the             Millennium
Americas, 32nd Floor Company            Investment
New York, New York   and                Advisors, LLC, a
10036                President          registered
(62)                 of the             investment adviser,
                     Third              since April, 1998;
                     Millennium         and Chairman of
                     Russia             ROSGAL Insurance
                     Fund               since 1993.
                     series
                     since
                     October,
                     1998
------------------------------------------------------------------------
------------------------------------------------------------------------
* Robert J. Sullivan Vice       N/A     Chairman,            N/A
2608 Goldbug Avenue  President          President and
Sullivan's Island,   of the             Treasurer of Satuit
SC 29482             Company            Capital Management
(42)                 and                Trust, an open-end
                     President          investment
                     of the             management company,
                     GenomicsFund       since December,
                     series             2000; Managing
                     since              Director and
                     January,           Investment Officer
                     2003               of Satuit Capital
                                        Management, LLC,
                                        a registered investment
                                        adviser, from June,
                                        2000 to Present;
                                        Portfolio Manager
                                        and Senior Equity
                                        Analyst at Cadence
                                        Capital Management,
                                        an institutional asset
                                        management firm,
                                        from1997 to 2000.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Russell Platt      Vice       N/A     Mr. Platt is Chief   N/A
518 17th Street      President          Executive Officer
Suite 1700           of the             of Forum Partners,
Denver, Colorado     Company            an investment
80202                and                management firm.
                     President          Previously he was a
                     of the             Managing Director
                     Dividend           of Security Capital
                     Capital            Research and
                     Realty             Management, Inc.'s
                     Income             investment
                     Fund               management
                     series             subsidiary Prior to
                     since              joining Security
                     December,          Capital, Mr. Platt
                     2003               served as
                                        President-International
                                        of JER Partners,
                                        a real estate
                                        investment company, and
                                        prior to that, served
                                        from 1982 to 1999
                                        at Morgan Stanley.
------------------------------------------------------------------------
------------------------------------------------------------------------
* Gunter Faschang    Vice       N/A     Mr. Faschang began   N/A
450 Park Avenue      President          his career in
New York, New York   of the             September 1995 as a
10022                Company            registered trader
(31)                 and                on the floor of the
                     President          Frankfurt
                     of the             Stock
                     Eastern            Exchange with
                     European           Sputz AG and
                     Equity             Exco-Bierbaum.  In
                     Fund               March 1997 he
                     series             joined
                     since              Investmentbank
                     May, 2001          Austria, Vienna, as
                                        a Central European
                                        equity strategist. In
                                        January 1998 Mr.
                                        Faschang moved to Erste
                                        Bank, Vienna, as a
                                        Central European
                                        equity strategist
                                        and sector analyst for
                                        Russian oil stocks,
                                        with responsibility
                                        for organizing the
                                        Erste group's Central
                                        European research
                                        effort. In March 2000
                                        he was appointed
                                        manager of
                                        Erste-Sparinvest's
                                        Danubia Fund. In July
                                        2001, Mr. Faschang
                                        joined Vontobel Asset
                                        Management AG as head
                                        of Eastern
                                        European equity
                                        management and research,
                                        and was at the same
                                        time appointed a
                                        Vice President of
                                        Vontobel Asset
                                        Management, a registered
                                        investment
                                        adviser.
------------------------------------------------------------------------
------------------------------------------------------------------------
Peter L. Smith       Chief      N/A     Mr. Smith is         N/A
4834 Langdrum Lane   Compliance         Director of
Chevy Chase,         Officer            Compliance for
Maryland 20815                          AmeriMutual Funds
(72)                                    Distributor, and
                                        Newfield Advisors,
                                        LLC, a registered
                                        broker dealer and
                                        a registered
                                        investment adviser,
                                        respectively, from
                                        2003 to present;
                                        Senior Compliance
                                        Officer of Mutual
                                        Fund Services, FBR
                                        National Bank and
\                                       Trust, from 2002 to
                                        2003; and Senior
                                        Vice President of
                                        Operations,
                                        Administration and
                                        Compliance for the
                                        Monument Funds, a
                                        registered investment
                                        company and
                                        Principal of Monument
                                        Distributors,
                                        Inc., a registered
                                        broker-dealer from
                                        1998 to 2001.
------------------------------------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund and the GenomicsFund series of the Company; (3) he owns an interest in Third Millennium Investment Advisors, LLC, the adviser to another fund of the Company; (4) he owns FDCC, the principal underwriter of the Company; and (5) he owns or controls several of the Company's various service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal period ended August 31, 2004, the Audit Committee met two times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal period ended August 31, 2004, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

As of December 31, 2004 the directors beneficially owned the following dollar range of equity securities in the Fund:

------------------------------------------------------------------------
Name of director         Dollar range of        Aggregate dollar range
                         equity securities in   of equity securities
                         the Fund               in all funds of the
                                                Company overseen by
                                                the directors
------------------------------------------------------------------------
------------------------------------------------------------------------
John Pasco, III          None                   Over $100,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Samuel Boyd, Jr.         None                   $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
Paul M. Dickinson        $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------
------------------------------------------------------------------------
William E. Poist         $0-$10,000             $10,001-$50,000
------------------------------------------------------------------------


For the fiscal year ended August 31, 2004, the directors received the following compensation from the Company:

-----------------------------------------------------------------
                            Aggregate    Pension
                            compensation or
                            from the     retirement Total
                            Fund for     benefits   compensation
                            fiscal year  accrued    from the
Name and position held      ended        as part    Company(2)
                            August 31,   of Fund
                            2004(1)      expenses
-----------------------------------------------------------------
-----------------------------------------------------------------
John Pasco, III, Chairman   $-0-         N/A        $-0-
-----------------------------------------------------------------
-----------------------------------------------------------------
Samuel Boyd, Jr., Director  $2,300       N/A        $15,600
-----------------------------------------------------------------
-----------------------------------------------------------------
Paul M. Dickinson, Director $2,300       N/A        $15,600
-----------------------------------------------------------------
-----------------------------------------------------------------
William E. Poist, Director  $2,300       N/A        $15,600
-----------------------------------------------------------------

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2004.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2004. The Company consisted of a total of seven funds as of August 31,2004.

Approval of the Investment Advisory Agreement -- The Board of Directors of the Company and shareholders of the Fund most recently approved the terms and conditions of the Investment Advisory Agreement between The London Company of Virginia (the "Adviser"), on behalf of the Fund, at a special meeting on March 10, 2003. In approving the New Agreement, the Board considered the following factors: (i) the nature, quality and extent of the services provided by the Adviser to Virginia Management Investment Corporation, the Fund's predecessor investment manager ("VMIC") and the Fund in the past; (ii) the representation of the Adviser that it would continue to provide investment advisory and other services to the Fund of at least the scope and quality previously provided to the Fund; (iii) information concerning the Adviser, including information on the qualifications and experience of the portfolio manager and his investment management style; (iv) the recommendation of VMIC that the Adviser be appointed as the investment adviser under the New Agreement; (v) the substantially similar terms and conditions contained in the New Agreement, including the fact that the fees paid would be unchanged; (vi) the benefit to the Fund of maintaining the Adviser since its principal has been the portfolio manager of the Fund and has also furnished research, analysis, advice and recommendations with respect to the purchase and sale of securities and has provided such statistical information and reports as have been required to VMIC since the formation of the Fund; (vii) the representation of the Adviser that in the event of any material change in the personnel and procedures of the Adviser, the Board would be consulted for the purpose of assuring itself that the services provided to the Fund would not be diminished in scope or quality; and (viii) the benefit to the Fund of maintaining continuity of investment advisory services for the Fund, and the belief of the Board that such continuity was advantageous to the Fund as it would minimize any potential expense and disruption involved in restructuring the Fund's investment portfolio.

Sales Loads -- No front-end or deferred sales charges are applied to purchase of Fund shares by current or former directors, officers, employees or agents of the Company, the adviser, the national distributor or principal underwriter and by the members of their immediate families.

Policies Concerning Personal Investment Activities -- The Fund, the adviser, the national distributor and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies -- The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Beginning with the twelve month period ending June 30, 2004, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30 of each year will be available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of December 31, 2004, the following persons beneficially owned Class A Shares of the Fund in the following amounts:

------------------------------------------------------------------------
Names and addresses      Number of shares       Percent of Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
Suzanne L. Read          34,353.863             6.14%
305 Jefferson St.
Lexington, VA 24450
------------------------------------------------------------------------
------------------------------------------------------------------------
First Clearing, LLC      41,175.920             7.36%
612 Madison Ave.
Suffolk, VA 23439-1400
------------------------------------------------------------------------

As of December 31, 2004, the following persons beneficially owned Class C Shares of the Fund in the following amounts:

------------------------------------------------------------------------
Names and addresses      Number of shares       Percent of Fund
------------------------------------------------------------------------
------------------------------------------------------------------------
First Clearing, LLC      620.060                5.71%
3140 Floyd Ave.
Richmond, VA 23221-2902
------------------------------------------------------------------------
------------------------------------------------------------------------
First Clearing, LLC      4,661.153              42.91%
9709 Bunker Ct.
Petersburg, VA
23805-6126
------------------------------------------------------------------------
------------------------------------------------------------------------
Wells Fargo              3,507.147              32.29%
Investments, LLC
608 Second Ave., So.,
8th Floor
Minneapolis, MN 55402
------------------------------------------------------------------------

As of December 31, 2004, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding shares.

            INVESTMENT ADVISER AND ADVISORY AGREEMENT

The London Company of Virginia, located at One James Center, Suite 1501, Richmond, Virginia 23219 (the "Adviser"), manages the investments of the Fund pursuant to an investment advisory agreement (the "Advisory Agreement") effective March 10, 2003. Stephen Goddard has been the President and principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of Virginia Management Investment Corporation ("VMIC"), the Fund's previous investment manager. Mr. Goddard has seventeen years experience in senior portfolio management, security analysis and finance. After the initial term of two years, the Advisory Agreement may be renewed annually provided such renewal is approved annually by: 1) the Company's directors; or 2) by a majority vote of the outstanding voting securities of the Fund and, in either case, by a majority of the directors who are not "interested persons" of the Company. The Advisory Agreement will automatically terminate in the event of its "assignment," as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon 60 days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also bears the cost of fees, salaries and other remuneration of The Company's directors, officers or employees who are officers, directors, or employees of the Adviser. The Fund is responsible for all other costs and expenses, such as, but not limited to, brokerage fees and commissions in connection with the purchase and sale of securities, legal, auditing, bookkeeping and record keeping services, custodian and transfer agency fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate equal of 0.75% of the average daily net assets of the Fund. The Adviser has voluntarily reduced it advisory fee from 1.00% to 0.75% effective January 1, 2004. During the fiscal year ended August 31, 2004, the Adviser received advisory fees from the Fund at the annual rate of 0.75% of the Fund's average daily net assets. However, the Adviser waived fees and reimbursed expenses so that the ratio of total operating expenses for the Fund's Class A Shares did not exceed 1.99% of the average daily net assets and 2.49% for the Fund Class C Shares average daily net assets through August 31, 2004. For the year ended August 31, 2004, the Adviser waived fees of $50,575 and reimbursed other expenses of $9,063. During the year ended August 31, 2004, the Fund incurred $17,676 in legal fees associated with the acquisition of assets. This extraordinary expense is excluded from the operating expense limitation agreement.

                           MANAGEMENT-RELATED SERVICES

Administration -- Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS" or the "Administrator"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Manager. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administration Agreement, CSS received $15,930, $23,155 and $20,077 for the fiscal years ended August 31, 2004, 2003 and 2002, respectively. For the fiscal year ended August 31, 2004, CSS waived administrative fees of $5,656.

Custodian -- Pursuant to a Custodian Agreement with the Company UMB Bank ("UMB"), 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106, acts as the custodian of the Fund's securities and cash. With the consent of the Company, UMB has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. UMB is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services -- Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CFA. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $10,115, $13,700 and $18,700 for the fiscal years ended August 31, 2004, 2003 and 2002, respectively. For the year ended August 31, 2004, CFA waived accounting fees of $5,890.

Transfer Agent -- Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of FSI.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor -- First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. The Distributor is entitled to the front-end sales charge on the sale of Class A as described in the prospectus and this SAI. The Distributor is also entitled to the payment of deferred sales charges upon the redemption of Class A and Class C shares as described in the prospectus and this SAI. In addition, the Distributor may receive Distribution 12b-1 and Service Fees from the Fund, as described in the prospectus and this SAI. For the fiscal year ended August 31, 2002, there were $27,107 of allowable Class A Shares distribution expenses incurred, of which $27,107 were waived. For the fiscal year ended August 31, 2003, there were $22,303 of allowable Class A Shares distribution expenses incurred and $36 of allowable Class C Shares distribution expenses incurred. For the fiscal year ended August 31, 2004, there were $16,520 of allowable Class A Shares distribution expenses incurred and $1,059 of allowable Class C Shares distribution expenses incurred. The Distributor received the following compensation as a result of the sale of the Fund's Shares:


------------------------------------------------------------------------
Fiscal year     Net           Compensation  Brokerage     Other
ended August    underwriting  on            commissions   compensation(1)
31st            discounts     redemptions
                and           and
                commissions   repurchases
------------------------------------------------------------------------
------------------------------------------------------------------------
2002            $1,205        None          None              None
------------------------------------------------------------------------
------------------------------------------------------------------------
2003                 170      None          None          $22,303
------------------------------------------------------------------------
------------------------------------------------------------------------
2004                  562     None          None            17,315
------------------------------------------------------------------------

(1) Fees received pursuant to the Fund's Distribution 12b-1 Plans.

Independent Accountants -- The Company's independent accountants, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely because of the receipt of research, market or statistical information.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker- dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

Aggregate brokerage commissions for the last three fiscal years is as listed below:

-------------------
 2004  2003  2002
-------------------
-------------------
$5,622 $3,956$3,600
-------------------

The    Fund    paid     brokerage     commissions     to    First
Clearing Corp.   (an affiliated broker-dealer) as follows:

------------------
2004  2003  2002
------------------
------------------
None  $3,956$3,600
------------------

For the fiscal years ended August 31, 2002 and 2003: (1) 100% of the Fund's aggregate broker commissions were paid to First Clearing Corp.; and (2) 100% of the Fund's aggregate dollar amount of transaction involving payment of commissions were effected through First Clearing Corp.

                               PORTFOLIO TURNOVER

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A Shares of the series, Fifteen Million (15,000,000) shares for Institutional Shares of the series and Fifteen Million (15,000,000) shares for Class C Shares of the series.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent. Each class of shares in the Fund (i.e., Class A, Institutional and Class C shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares, Institutional Shares or Class C Shares will bear the expenses of the Distribution 12b-1 and Service Plan applicable to such class. In addition, each class may incur different transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performance.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series or class would share pro-rata in the net assets of such series or class available for distribution to shareholders of the series or class, but, as shareholders of such series or class, would not be entitled to share in the distribution of assets belonging to any other series or class.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates

Rule 18f-3 Plan -- The Board of Directors have adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of each of its series. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represents an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectus, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers Class A Shares charging a maximum front-end sales charge of 5.75%, Institutional Shares imposing no front-end sales charge, charging a two percent (2.00%) deferred sales charge if shares are redeemed within ninety (90) days of purchase and not charging any 12b-1 fees; and Class C Shares charging a deferred sales charge of 2.00% if shares are redeemed within two (2) years of purchase.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price -- A hypothetical illustration of the computation of the offering price per share of the Fund's Class A Shares, using the value of the Fund's net assets and the number of outstanding shares of the Fund's Class A Shares at the close of business on August 31, 2004 and the maximum front-end sales charge of 5.75%, is as follows:

-----------------------------------------
Net assets                    $9,124,812
-----------------------------------------
-----------------------------------------
Outstanding shares               667,335
-----------------------------------------
-----------------------------------------
Net asset value per shares  $      13.67
-----------------------------------------
-----------------------------------------
Sales load (5.75% of the    $       0.83
offering price)
-----------------------------------------
-----------------------------------------
Offering price to public    $      14.50
-----------------------------------------

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its class of shares under which it may finance certain activities primarily intended to sell such class of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.25% of the Fund's Class A Shares average daily net assets and 1.00% of the average daily net assets attributable to the Fund's outstanding Class C Shares. FDCC has voluntarily reduced the annual rate of the Fund's Class A Shares 12b-1 fee from 0.50% to 0.25% effective January 1, 2004. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities. For the fiscal year ended August 31, 2002, there were $27,108 of allowable Class A Shares' distribution expenses incurred, of which $27,108 were waived. For the fiscal year ended August 31, 2003, there were $22,303 of allowable Class A Shares' distribution expenses incurred and $36 of allowable Class C Shares' distribution expenses incurred. For the fiscal year ended August 31, 2004, there were $16,520 of allowable Class A Shares' distribution expenses incurred and $1,059 of allowable Class C Shares' distribution expenses incurred.

Under the Class C Shares' 12b-1 Plan, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution (a "Service Organization") for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

Shareholder servicing fees are paid to Service Organizations for providing one or more of the following services to such customers: (i) aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with the Distributor; (ii) processing dividend payments from the Fund; (iii) providing sub-accounting or the information necessary for sub-accounting; (iv) providing periodic mailings to customers; (v) providing customers with information as to their positions in the Fund; (vi) responding to customer inquiries; and (vii) providing a service to invest the assets of customers in Class A Shares or Class C Shares (as applicable).

The Company understands that Service Organizations may charge fees to their customers who are the beneficial owners of Class A Shares or Class C Shares (as applicable), in connection with their accounts with such Service Organizations. Any such fees would be in addition to any amounts which may be received by an institution under the applicable 12b-1 Plan. Under the terms of each servicing agreement entered into with the Company, Service Organizations are required to provide to their customers a schedule of any fees that they may charge in connection with customer investments in Class A Shares or Class C Shares (as applicable).

The Company's Board of Directors have concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plans with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the applicable classes' outstanding shares of the Fund, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

        ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares -- You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share for the Fund's Class A Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge. The offering price per share for the Fund's Class C Shares is equal to the NAV next determined after the Fund or authorized institution receives your purchase order.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this statement of additional information. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares -- Shareholders may exchange their shares for the same class of shares of any other fund offered by the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of a Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans -- An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares -- You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions. The Fund's procedure is to redeem shares at the NAV determined after the Fund or authorized institution receives the redemption request in proper order, less any applicable deferred sales charge. Payment will be made promptly, but no later than the seventh day following receipt of the redemption request in proper order.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account -- The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectus to open your account.

Telephone Transactions -- You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plans -- Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans -- Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.



                                   TAX STATUS

Distributions of Net Investment Income -- The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains -- The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $816,603 available to offset future capital gains, if any, of which $40,901 expires in 2008, $115,062 expires in 2009, $94,570 expires in 2010, $294,799 expires in 2011 and $271,271 expires in
2012. As of August 31, 2004, the Fund has a post-October capital loss deferral of $81,523 which will be recognized in the following tax year.

Information on the Tax Character of Distributions -- The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company -- The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for ts most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements -- To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares -- Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations -- Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations -- Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information -- From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                          6
           Yield= 2[(a-b+1) -1]
                          cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average daily number of shares outstanding during
           the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day
           of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance -- Total return quotations used by the Fund are based upon standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

                 n
           P(1+ T) = ERV

Where:

P    = a hypothetical initial payment $1,000
T    = average annual total return
n    = number of years (l, 5 or 10)
ERV  = ending redeemable value of a hypothetical
       $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Return numbers listed below are for Class A Shares and reflect the maximum front-end sales charge of 5.75%. Based on the foregoing, the Fund's average annual total return (before taxes) for Class A Shares for the period or years indicated would be:

------------------------------------------------------------------------
                     Periods ended August 31, 2004
------------------------------------------------------------------------
------------------------------------------------------------------------
        One Year               Five Years         Since Inception(1)
------------------------------------------------------------------------
------------------------------------------------------------------------
         6.01%                   2.05%                   4.37%
------------------------------------------------------------------------

(1) Class A Shares' commencement of operations was October 1, 1998.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the Fund's Class A Shares are included in the prospectus. After-tax returns for Institutional and Class C Shares will be different.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax laws. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

Comparisons and Advertisements -- To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages -- an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices -- an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices -- unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index -- represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis; Lipper - Fixed Income Analysis; and Lipper Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. -- analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g) Mutual Fund Source Book and other material, published by Morningstar, Inc. -- analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics -- a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index -- an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index -- an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index -- is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index -- an unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index -- comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2004 has been filed with the U.S. Securities and Exchange Commission. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                                                     Appendix  A

                         THE LONDON COMPANY OF VIRGINIA

                        Proxy and Corporate Action Voting
                             Policies and Procedures

I.    POLICY.

The London Company of Virginia (the "Adviser") acts as a discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end management investment companies (i.e., "mutual funds"). The Adviser is registered with the U.S. Securities and Exchange Commission (the "SEC") as an investment adviser pursuant to the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Some of the Adviser's clients have delegated to the Adviser the authority to vote proxies or act with respect to corporate actions that may arise with respect to securities held within such client's investment portfolio. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Adviser's authority to vote proxies or act with respect to other corporate actions is established through the delegation of discretionary authority under its investment advisory agreements. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these policies and procedures.

When voting proxies or acting with respect to corporate actions on behalf of clients, the Adviser's utmost concern is that all decisions be made solely in the best interests of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). The Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets in the client's account.

II.   PURPOSE.

The purpose of these policies and procedures is to memorialize the procedures and policies adopted by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Advisers Act. These policies and procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES.

The Adviser is ultimately responsible for ensuring that all proxies received are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals may be voted in accordance with the Guidelines described in Section V below, some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

The Adviser is also responsible for ensuring that all corporate action notices or requests which require shareholder action that are received are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

A.   Conflicts of Interest.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below:

1. Vote in Accordance with the Guidelines. To the extent that the Adviser has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

2. Obtain Consent of Clients. To the extent that the Adviser has discretion to deviate from the Guidelines with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the client will be able to make an informed decision regarding the vote. If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client's account.

3. Client Directive to Use an Independent Third Party. Alternatively, a client may, in writing, specifically direct the Adviser to forward all proxy matters in which the Adviser has a conflict of interest regarding the client's securities to an identified independent third party for review and recommendation. Where such independent third party's recommendations are received on a timely basis, the Adviser will vote all such proxies in accordance with such third party's recommendation. If the third party's recommendations are not timely received, the Adviser will abstain from voting the securities held by that client's account.

The Adviser will review the proxy proposal for conflicts of interest as part of the overall vote review process. All material conflicts of interest so identified will be addressed as described above in this Section III, A.

B.    Limitations.

In certain circumstances, in accordance with a client's investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1. Client Maintains Proxy Voting Authority. Where a client specifies in writing that it will maintain the
      authority   to  vote   proxies   itself   or  that  it  has
      delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser for such account, it will promptly be forwarded to the client or specified third party.

2. Terminated Account. Once a client account has been terminated in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination date. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3. Limited Value. If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities which are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4. Securities Lending Programs. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for the purposes of voting.

5. Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits from the proxy proposal.




IV.   RECORD KEEPING.

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule: (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all written client requests for proxy voting information; (v) a copy of any written response made by the Adviser to any written or oral client request for proxy voting information; (vi) any documents prepared by the Adviser that were material to making a decision on how to vote or that memorialized the basis for the decision; and (vii) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Form ADV, Part II (or other brochure fulfilling the requirement of Rule 204-3 under the Advisers Act) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. The Adviser will also provide to each mutual fund client a copy of its policies and procedures. Clients may obtain information on how their securities were voted or a copy of the policies and procedures by written request addressed to the Adviser.

The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX. Form N-PX will provide information concerning each matter relating to a portfolio security considered at any shareholder meeting with respect to which a mutual fund was entitled to vote. Each Form N-PX will need to be filed no later than August 31st of each year, and will cover all proxy votes with respect to which a mutual fund was entitled to vote for the period July 1st through June 30th. The Adviser shall maintain and provide the following information concerning any shareholder meetings with respect to which a mutual fund they manage was entitled to vote:

o     the name of the issuer of the portfolio security;
o     the exchange ticker symbol of the portfolio security(1);
o     the CUSIP number of the portfolio security(1);
o     the shareholder meeting date;
o     a brief description of the matter voted on;
o whether the matter was put forward by the issuer or a shareholder;
o     whether the mutual fund voted;
o     how the mutual fund cast its vote; and
o whether the mutual fund cast its vote for or against management.

V.    GUIDELINES.

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.    Oppose.

The Adviser will generally vote against any management proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.    Issues       regarding       the       issuer's       board
      entrenchment and anti-takeover measures such as the following: a. Proposals to stagger board members' terms; b. Proposals to limit the ability of shareholders to call special meetings; c. Proposals to require super majority votes; d. Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares; e. Proposals regarding "fair price" provisions; f. Proposals regarding "poison pill" provisions; and
      g.           Permitting "green mail".

2.    Providing cumulative voting rights.

B.    Approve.

Routine proposals are those which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies will nearly always be voted with management. Traditionally, these issues include:

1. Election of independent accountants recommended by management, unless seeking to replace if there exists a dispute over policies.

2.    Date and place of annual meeting.

3.    Limitation on charitable contributions or fees paid to lawyers.

4. Ratification of directors' actions on routine matters since previous annual meeting.

5. Confidential voting. Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues. The Adviser will generally vote to approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

6.    Limiting directors' liability.

7. Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

8. The Adviser will generally vote to approve the elimination of preemptive rights, but will oppose the elimination of listed preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.    Employee Stock Purchase Plans.

10.   Establish 40 1(k) Plans.

C.    Case-By-Case.

The Adviser will review each issue in this category on a case-by-case basis. Voting decisions will he made based on the financial interest of the client involved. These matters include proposals to:

1.    Pay directors solely in stock;

2.    Eliminate director's mandatory retirement policy;

3.    Rotate annual meeting location or date;

4.    Changes in the state of incorporation;

5.    Social and corporate responsibility issues;

6.    Option and stock grants to management and directors; and

7. Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

D.    Investment Company Issues.

From time to time the Adviser will have to vote shares of investment company securities that may be held in a client's account. These matters generally include proposals to:

1.    Elect directors or trustees;

2.    Ratify or approve independent accountants;

3.    Approve a new investment adviser or sub-adviser;

4.    Approve a change to an investment advisory fee;

5.    Approve a Distribution (i.e., Rule 12b-1) Plan;

6. Approve a change in a fundamental investment objective, policy or limitation;

7.    Approve a change in the state of incorporation; and

8.    Approve a plan of reorganization or merger.

The Adviser will generally vote with management's recommendation on the election of directors and trustees, the approval of independent accountants, the approval of a change in a fundamental investment objective, policy or limitation, and the approval of a change in the state of incorporation. On the approval of a new investment adviser or sub-adviser, approval of a change in investment advisory fee, approval of a distribution (i.e., Rule 12b-1) plan, or the approval of a plan of reorganization or merger, the Adviser will review each issue on a case-by-case basis. Voting decisions will be made based on the financial interest of the client involved.
--------------------------------------------------------------------------------
(1) The exchange ticker symbol and CUSIP number may be difficult to obtain for certain portfolio securities, such as foreign issuers. Accordingly, such information may be omitted if it's not available through reasonably practicable means.